# Star Equity Holdings

Common Stock: Nasdaq: STRR

Series A 10% Preferred Stock: Nasdaq: STRRP

## A Diversified Holding Company

***Creating Shareholder Value through Organic Growth, Acquisitions, and Share Repurchases***

## Q2 2026 Earnings Call

**August 14, 2026**





www.starequity.com

# Forward-Looking Statements

*"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe," and similar words, expressions, and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties, and assumptions include, but are not limited to, (1) global economic fluctuations, (2) changes in the cost and availability of commodities, materials, and equipment, (3) risks related to providing uninterrupted service to clients, (4) the ability of clients to terminate their relationship with the Company at any time, (5) risks associated with real estate ownership, (6) the Company's ability to successfully achieve its strategic initiatives, (7) risks related to fluctuations in the Company's operating results from quarter to quarter, (8) risks related to potential acquisitions or dispositions of businesses by the Company, (9) our profitability and growth being tied to the success of our operating businesses, (10) risks associated with our financial investments in other businesses, (11) our ability to improve existing products and services and develop, introduce, and market new products and services successfully, (12) the loss of or material reduction in our business with any of the Company's largest customers, (13) competition in the Company's markets, (14) risks related to potential decreases in demand for products, (15) our ability to maintain costs at an acceptable level, (16) the negative cash flows and operating losses that may recur in the future, (17) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (18) risks relating to how future credit facilities may affect or restrict our operating flexibility, (19) our ability to generate or borrow sufficient cash to make payments on our indebtedness, (20) risks related to indebtedness, (21) risks associated with the Company's investment strategy, (22) the Company's dependence on key management personnel, (23) the Company's ability to attract and retain highly skilled professionals, management, and advisors, (24) the Company's ability to collect accounts receivable, (25) the Company's exposure to legal proceedings, investigations and disputes, and limits on related insurance coverage, (26) the Company's ability to utilize net operating loss carryforwards, (27) the potential for goodwill impairment, (28) volatility of the Company's stock price, (29) risks related to our historically low trading volume, (30) risks related to securities or industry analysts, (31) the Company's ability to declare dividends, (32) risks associated with failure to pay dividends on our Series A Preferred Stock, (33) our history of annual net losses, (34) risks related to our international operations, (35) risks related to compliance with federal and state laws, regulations, and other rules, (36) our exposure to employment-related claims, legal liability, and costs from clients, employees, and regulatory authorities, (37) risks related to the imposition of licensing or tax requirements or new regulations, (38) the effect of Anti-takeover provisions in our organizational documents, (39) the effect of the protective amendment contained in our Restated Certificate of Incorporation, (40) the impact of our stockholder rights plan, or "poison pill," on stockholder decision making, (41) risks related to our scaled disclosure requirements as a smaller reporting company, (42) the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (43) the adverse impacts of cybersecurity threats and attacks, and (44) risks related to the use of new and evolving technologies, and (45) those risks set forth in "Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2025." The foregoing list should not be construed to be exhaustive. Actual results could differ materially from the forward-looking statements contained in this press release. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations.*

*This presentation reflects management's views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.*

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# Q2 2026: Consolidated Financial Results

| *US$ In Millions, except EPS* | '+ / - [(1)] | | Q2 2026 | Q2 2025 PF [(5)] |
|---|---|---|---|---|
| **Revenue** | - | 7% | $54.9 | $59.2 |
| **Gross Profit** | - | 8% | $22.8 | $24.9 |
| **Adjusted SG&A[(2) (3)]** | - | 5% | $21.8 | $22.9 |
| **Adjusted EBITDA[(4)]** | - | 74% / 26% | $2.2 | $8.5 / $3.0 |
| **Net Income (Loss) attributable to common shareholders** | - | 217% | $(2.5) | $2.1 |
| **Adjusted Net Income (Loss) attributable to common shareholders** | - | 110% | $(0.6) | $5.4 |
| **Diluted EPS attributable to common shareholders** | - | 218% | $(0.66) | $0.56 |
| **Adjusted Diluted EPS attributable to common shareholders[(4)]** | - | 110% | $(0.15) | $1.46 |

*(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.*

*(2) Excludes stock compensation expense of $0.7 million and $0.3 million for the three months ended June 30, 2026 and 2025, respectively.*

*(3) For the three months ended June 30, 2026 and 2025, SG&A excludes non-recurring expenses of $1.4 million and $1.8 million, respectively.*

*(4) Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the Appendix of this presentation for a reconciliation of these non-GAAP measures. For Q2 2025 Adjusted EBITDA, the PF number of $8.5 million included a realized gain of $5.5 million in the Investments division. PF Adjusted EBITDA without this gain was $3.0 million.*

*(5) Pro forma Building Solutions, Energy Services, and Investments results for the full second quarter of 2025.*

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# Q2 YTD 2026: Consolidated Financial Results

| *US$ In Millions, except EPS* | '+ / - [(1)] | | Q2 YTD 2026 | Q2 YTD 2025 PF [(5)] |
|---|---|---|---|---|
| **Revenue** | - | 1% | $105.0 | $105.8 |
| **Gross Profit** | - | 5% | $43.4 | $45.4 |
| **Adjusted SG&A[(2) (3)]** | - | 1% | $45.0 | $45.5 |
| **Adjusted EBITDA[(4)]** | - | 92% / 68% | $0.6 | $7.3 / $1.8 |
| **Net Income (Loss) attributable to common shareholders** | - | 315% | $(6.8) | $(1.6) |
| **Adjusted Net Income (Loss) attributable to common shareholders** | - | 192% | $(4.3) | $4.6 |
| **Diluted EPS attributable to common shareholders** | - | 318% | $(1.84) | $(0.44) |
| **Adjusted Diluted EPS attributable to common shareholders[(4)]** | - | 193% | $(1.15) | $1.24 |

*(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.*

*(2) Excludes stock compensation expense of $1.2 million and $0.7 million for the six months ended June 30, 2026 and 2025, respectively.*

*(3) For the six months ended June 30, 2026 and 2025, SG&A excludes non-recurring expenses of $1.9 million and $3.2 million, respectively.*

*(4) Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the Appendix of this presentation for a reconciliation of these non-GAAP measures. For Q2 YTD 2025 Adjusted EBITDA, the PF number of $7.3 million included a realized gain of $5.5 million in the Investments division. PF Adjusted EBITDA without this gain was $1.8 million.*

*(5) Pro forma Building Solutions, Energy Services, and Investments results for the full first two quarters of 2025. Alliance Drilling Tools was acquired by Star Operating Companies on March 3, 2025.*

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5 (1) Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure. (2) Pro forma Building Solutions, Energy Services, and Investments results for the full second quarter of 2025. Alliance Drilling Tools was acquired by Star Operating Companies on March 3, 2025. Based on "Corporate" column in Reconciliation of Adjusted EBITDA table. Corporate Cost Savings 6 Q2 2026 Cash Flow Summary 7 Balance Sheet: Selected Items US$ In Millions 6/30/2026 12/31/2025 Selected Assets Cash $6.8 $10.3 Restricted Cash $2.1 $3.1 Accounts Receivable $34.9 $35.2 Stockholders’ Equity Stockholders' Equity $59.8 $65.7 Working Capital Current Assets $57.8 $62.5 Current Assets ex-cash $51.0 $52.2 Current Liabilities $29.5 $29.8 Working Capital $28.4 $32.7 Working Capital ex-cash $21.5 $22.4 8 Business Services Division (slides 11– 13) Energy Services Division (slide 14) Business Divisions Current businesses: opportunities, financial highlights, and future goals Building Solutions Division (slides 9 – 10)

9 Q2 2026: Building Solutions Financial Results US$ In Millions '+ / - (1) Q2 2026 Q2 2025 (2) Revenue - 28% $14.6 $20.4 Gross Profit - 40% $3.2 $5.2 Adjusted EBITDA(3) - 79% $0.5 $2.3 (1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period. (2) Building Solutions Q2 2025 financials from Star Operating Companies, Inc. Q2 2025 earnings. (3) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure. 10 Building Solutions: Backlog Historical Backlog (USD in thousands) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Beginning Backlog (1) $ 27,913 $ 25,739 $ 20,032 $ 9,598 $ 7,983 (+) New Orders $ 18,223 $ 15,680 $ 7,541 $ 9,983 $ 17,275 (-) Recognized Revenue $ 20,398 $ 21,387 $ 17,975 $ 11,598 $ 14,612 Ending Backlog $ 25,739 $ 20,032 $ 9,598 $ 7,983 $ 10,645 LTM Book to Bill Ratio 1.19 1.01 0.89 0.72 0.77 (1) Backlog defined as future revenue under contract. 11 Q2 2026: Business Services Financial Results US$ In Millions '+ / - (1) Q2 2026 Q2 2025 Revenue + 2% $36.4 $35.5 Gross Profit - 4% $17.8 $18.6 Adjusted EBITDA(2) - 25% $1.6 $2.2 (1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period. (2) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure. 12 Q2 2026: Business Services Operating Dashboard TTM New Business = $75.0M $13.7M in New Logo and $61.3M in renewals and expansions from our legacy clients over the past four quarters TTM Gross Profit = $71.8M Relatively stable (slight increase) over the past four quarters TTM Adjusted EBITDA Margin decreased versus Q3 2025 but remains above Q3 FY24 (3)

# Q2 2026: Business Services Regional Split

HUDSON TALENT SOLUTIONS

**Revenue**


EMEA
17%
Americas
21%
APAC
62%

**Gross Profit**


EMEA
18%
APAC
43%
Americas
39%

Star Equity Holdings 13

# Q2 2026: Energy Services Financial Results

ALLIANCE DRILLING TOOLS

| *US$ In Millions* | '+ / - [(1)] | | Q2 2026 | Q2 2025 [(2)] |
|---|---|---|---|---|
| **Revenue** | + | *19%* | $3.9 | $3.3 |
| **Gross Profit** | + | *75%* | $1.9 | $1.1 |
| **Adjusted EBITDA[(3)]** | + | *126%* | $1.2 | $0.5 |

*(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.*

*(2) Energy Services Q2 2025 financials from Star Operating Companies, Inc. Q2 2025 earnings.*

*(3) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.*

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# Appendix

Star Equity Holdings

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# Reconciliation of Non-GAAP Financials

**Reconciliation of Hudson Talent Solutions ("HTS") Adjusted EBITDA Margin**

| In 000s | Q4 2022 | Q1 2023 | Q2 2023 | Q3 2023 | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 | Q4 2024 | Q1 2025 | Q2 2025 | Q3 2025 | Q4 2025 | Q1 2026 | Q2 2026 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| HTS Gross Profit | $ 22,164 | $ 21,764 | $ 22,583 | $ 19,370 | $ 16,550 | $ 16,330 | $ 17,615 | $ 18,603 | $ 17,604 | $ 16,398 | $ 18,635 | $ 18,630 | $ 18,110 | $ 17,446 | $ 17,814 |
| HTS Net Income (Loss) | 62 | 354 | 578 | 533 | 733 | (2,898) | (441) | (846) | (585) | (1,756) | (688) | 316 | (1,678) | (599) | (771) |
| Provision for income taxes | 674 | (139) | 857 | 430 | (778) | (88) | 253 | 298 | 837 | 32 | 345 | 3 | 1,548 | (766) | 461 |
| Interest income, net | (55) | (64) | (130) | (90) | (88) | (93) | (94) | (93) | (80) | (71) | (54) | 128 | 104 | 158 | 169 |
| Depreciation and amortization | 361 | 348 | 354 | 374 | 391 | 397 | 287 | 358 | 319 | 283 | 245 | 350 | 156 | 192 | 213 |
| Non-operating expense (income) | (82) | (133) | 50 | 404 | (1,134) | 39 | 95 | 184 | (297) | 71 | 186 | 207 | 329 | 343 | 359 |
| Stock-based compensation expense | 532 | 473 | 383 | 131 | 482 | 378 | 187 | 481 | 234 | 386 | 243 | 227 | 215 | 202 | 204 |
| Non-recurring severance and professional fees | 326 | 196 | 445 | 109 | 461 | 723 | 458 | 457 | 433 | 387 | 1,039 | 460 | 215 | 130 | 1,007 |
| Compensation expense related to acquisitions | 620 | 113 | 112 | 113 | - | - | - | - | - | - | - | - | - | - | - |
| Less: Corporate | 745 | 1,140 | 997 | 837 | 730 | 1,007 | 910 | 864 | 648 | 894 | 882 | - | - | - | - |
| HTS Adjusted EBITDA | $ 3,183 | $ 2,288 | $ 3,646 | $ 2,841 | $ 797 | $ (535) | $ 1,655 | $ 1,703 | $ 1,509 | $ 226 | $ 2,198 | $ 1,691 | $ 889 | $ (340) | $ 1,642 |
| TTM HTS Gross Profit | | | | $ 85,881 | $ 80,267 | $ 74,833 | $ 69,865 | $ 69,098 | $ 70,152 | $ 70,220 | $ 71,240 | $ 71,267 | $ 71,773 | $ 72,821 | $ 72,000 |
| TTM HTS Adjusted EBITDA | | | | $ 11,958 | $ 9,572 | $ 6,749 | $ 4,758 | $ 3,620 | $ 4,332 | $ 5,093 | $ 5,636 | $ 5,624 | $ 5,004 | $ 4,438 | $ 3,882 |
| TTM HTS Adjusted EBITDA Margin | | | | 13.92% | 11.93% | 9.02% | 6.81% | 5.24% | 6.18% | 7.25% | 7.91% | 7.89% | 6.97% | 6.09% | 5.39% |

*1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items (“Adjusted EBITDA”) are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.*

Star Equity Holdings 16

17 Q2 2026 Building Solutions Business Services Energy Services Investments Corporate Total (3) Revenue, from external customers $ 14.6 $ 36.4 $ 3.9 $ 0.2 $ (0.2) $ 54.9 Gross profit (1) $ 3.2 $ 17.8 $ 1.9 $ 0.1 $ (0.2) $ 22.8 Net loss attributable to common shareholders $ (0.4) $ (0.8) $ 0.7 $ 0.1 $ (2.1) $ (2.5) Dividends on Series A perpetual preferred stock — — — — 0.6 0.6 Net loss (0.4) (0.8) 0.7 0.1 (1.5) (1.8) Provision from income taxes — 0.5 — — (0.2) 0.3 Interest income, net 0.1 0.2 — (0.2) (0.1) — Total depreciation and amortization 0.3 0.2 0.4 0.1 — 0.9 EBITDA (loss) (2) — 0.1 1.1 (0.1) (1.8) (0.6) Foreign currency gain / loss — 0.1 — — — 0.1 Corporate administrative charges 0.4 0.2 0.1 — (0.7) — Other non-operating expense / (income) — — — — — 0.1 Stock-based compensation expense — 0.2 — — 0.5 0.7 Interest income — — — 0.3 — 0.3 Unrealized (gain) / loss on equity securities — — — 0.4 — 0.4 Severance / non-recurring salary — 1.0 — — — 1.0 Transaction costs related to mergers and acquisitions — — — — — — Financing costs — — — — — — Other non-recurring expenses — — — — 0.3 0.3 Adjusted EBITDA (loss) (2)(4) $ 0.5 $ 1.6 $ 1.2 $ 0.6 $ (1.7) $ 2.2 Q2 2025 Business Services Corporate Total (3) Revenue, from external customers $ 35.5 $ — $ 35.5 Gross profit (1) $ 18.6 $ — $ 18.6 Net loss $ 0.2 $ (0.9) $ (0.7) Provision for / (benefit from) income taxes 0.4 — 0.3 Interest income / (expense), net 0.2 (0.2) (0.1) Total depreciation and amortization 0.2 — 0.2 EBITDA (loss) (2) 1.0 (1.1) (0.2) Foreign currency gain / loss 0.2 — 0.2 Corporate administrative charges 0.4 (0.4) — Other non-operating expense / (income) — (0.1) — Stock-based compensation expense 0.2 0.1 0.2 Severance/non-recurring salary 0.4 — 0.4 Transaction costs related to mergers and acquisitions — 0.5 0.6 Other non-recurring expenses — — — Adjusted EBITDA (loss) (2)(4) $ 2.2 $ (0.9) $ 1.3 (1) Represents Revenue less direct contracting costs and reimbursed expenses for Business Services. (2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees. (3) Amounts may not sum due to rounding. (4) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies. Reconciliation of Non-GAAP Financial Measures Q2 2026 and 2025 18 Q2 YTD 2026 Building Solutions Business Services Energy Services Investments Corporate Total (3) Revenue, from external customers $ 26.2 $ 71.4 $ 7.4 $ 0.3 $ (0.3) $ 105.0 Gross profit (1) $ 4.8 $ 35.3 $ 3.4 $ 0.2 $ (0.3) $ 43.4 Net loss attributable to common shareholders $ (2.1) $ (1.4) $ 1.1 $ 0.2 $ (4.7) $ (6.8) Dividends on Series A perpetual preferred stock — — — — 1.2 1.2 Net loss (2.1) (1.4) 1.1 0.2 (3.5) (5.6) Provision from income taxes — (0.3) — — 0.3 — Interest income, net 0.3 0.3 0.1 (0.4) (0.3) — Total depreciation and amortization 0.5 0.4 0.8 0.1 — 1.9 EBITDA (loss) (2) (1.3) (0.9) 2.0 — (3.4) (3.7) Foreign currency gain / loss — 0.1 — — — 0.1 Corporate administrative charges 0.8 0.5 0.1 — (1.4) — Gains on sale and leaseback transactions — — — — — — Other non-operating expense / (income) — 0.1 — 0.2 — 0.3 Stock-based compensation expense — 0.4 — — 0.8 1.2 Interest income — — — 0.5 — 0.5 Unrealized (gain) / loss on equity securities — — — 0.4 — 0.4 Severance / non-recurring salary — 1.1 0.1 — 0.1 1.3 Transaction costs related to mergers and acquisitions — — — — 0.1 0.1 Financing costs — — 0.1 — — 0.1 Other non-recurring expenses — 0.1 — — 0.3 0.4 Adjusted EBITDA (loss) (2)(4) $ (0.5) $ 1.3 $ 2.2 $ 1.1 $ (3.6) $ 0.6 Q2 YTD 2025 Business Services Corporate Total (3) Revenue, from external customers $ 67.4 $ — $ 67.4 Gross profit (1) $ 35.0 $ — $ 35.0 Net loss $ (0.8) $ (1.7) $ (2.4) Provision for income taxes 0.4 (0.1) 0.4 Interest income / (expense), net 0.3 (0.4) (0.1) Total depreciation and amortization 0.5 — 0.5 EBITDA (loss) (2) 0.5 (2.1) (1.7) Foreign currency gain / loss 0.3 — 0.3 Corporate administrative charges 0.7 (0.7) — Other non-operating expense / (income) — (0.1) (0.1) Stock-based compensation expense 0.4 0.2 0.6 Severance/non-recurring salary 0.5 — 0.5 Transaction costs related to mergers and acquisitions — 0.8 0.9 Other non-recurring expenses — 0.1 0.1 Adjusted EBITDA (loss) (2)(4) $ 2.4 $ (1.8) $ 0.6 (1) Represents Revenue less direct contracting costs and reimbursed expenses for Business Services. (2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees. (3) Amounts may not sum due to rounding. (4) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies. Reconciliation of Non-GAAP Financial Measures Q2 YTD 2026 and 2025 19 (1) Amounts may not sum due to rounding. (2) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies. Adjusted Net Loss (1) Per Diluted Share (1) Three Months Ended Three Months Ended June 30, 2026 June 30, 2026 Net loss $ (1.8) $ (0.50) Dividends on Series A perpetual preferred stock (0.6) (0.16) Net loss attributable to common shareholders (2.5) (0.66) Intangible amortization from acquisitions 0.2 0.05 Unrealized (gain) / loss on equity securities 0.4 0.10 Severance / non-recurring salary 1.0 0.27 Transaction costs related to mergers and acquisitions — 0.01 Financing costs — 0.01 Other non-recurring expenses 0.3 0.08 Adjusted net loss (2) $ (0.6) $ (0.15) Reconciliation of Non-GAAP Financial Measures Q2 and YTD 2026 and 2025 Adjusted Net Income (1) Per Diluted Share (1) Three Months Ended Three Months Ended June 30, 2025 June 30, 2025 Net loss $ (0.7) $ (0.23) Intangible amortization from acquisitions 0.2 0.08 Severance / non-recurring salary 0.4 0.14 Transaction costs related to mergers and acquisitions 0.6 0.19 Other non-recurring expenses — 0.01 Adjusted net income (2) $ 0.6 $ 0.20 Adjusted Net Loss (1) Per Diluted Share (1) Six Months Ended Six Months Ended June 30, 2026 June 30, 2026 Net loss $ (5.6) $ (1.51) Dividends on Series A perpetual preferred stock (1.2) (0.32) Net loss attributable to common shareholders (6.8) (1.84) Intangible amortization from acquisitions 0.3 0.09 Gains on sale and leaseback transactions — (0.01) Unrealized (gain) / loss on equity securities 0.4 0.10 Severance / non-recurring salary 1.3 0.35 Transaction costs related to mergers and acquisitions 0.1 0.02 Financing costs 0.1 0.03 Other non-recurring expenses 0.4 0.11 Adjusted net loss (2) $ (4.3) $ (1.15) Adjusted Net Loss (1) Per Diluted Share (1) Six Months Ended Six Months Ended June 30, 2025 June 30, 2025 Net loss $ (2.4) $ (0.82) Intangible amortization from acquisitions 0.5 0.16 Severance / non-recurring salary 0.5 0.16 Transaction costs related to mergers and acquisitions 0.9 0.29 Other non-recurring expenses 0.1 0.02 Adjusted net loss (2) $ (0.5) $ (0.18) 20 Pro Forma Q2 2025 Building Solutions Business Services Energy Services Investments Corporate Total (3) Pro forma revenue, from external customers (1) $ 20.4 $ 35.5 $ 3.3 $ 0.2 $ (0.2) $ 59.2 Pro forma gross profit (1) $ 5.2 $ 18.6 $ 1.1 $ 0.1 $ (0.2) $ 24.9 Pro forma net income attributable to common shareholders (1) $ 1.1 $ 0.2 $ — $ 5.1 $ (4.3) $ 2.1 Dividends on Series A perpetual preferred stock — — — — 0.7 0.7 Pro forma net income (1) 1.1 0.2 — 5.1 (3.6) 2.8 Provision from income taxes — 0.4 — — 0.4 0.8 Interest (income) / expense, net 0.2 0.2 0.1 (0.2) (0.2) — Total depreciation and amortization 1.0 0.2 0.4 0.1 — 1.7 Pro forma EBITDA (loss) (2) 2.2 1.0 0.5 5.0 (3.4) 5.3 Foreign currency gain/loss — 0.2 — — — 0.2 Corporate administrative charges — 0.4 — — (0.4) — Other non-operating expense (income) — — — — (0.1) — Stock-based compensation expense — 0.2 — — 0.1 0.3 Interest income — — — 0.4 — 0.4 Unrealized (gain) loss on equity securities — — — — — — Severance/non-recurring salary — 0.4 — — — 0.4 Transaction costs related to mergers and acquisitions — — — — 1.1 1.1 Impairment of cost method investment — — — 0.4 — 0.4 Loss (gain) on equity method investment — — — 0.2 — 0.2 Financing costs — — — — — — Other non-recurring expenses 0.1 — — — 0.2 0.2 Pro forma adjusted EBITDA (loss) (2) $ 2.3 $ 2.2 $ 0.5 $ 6.0 $ (2.5) $ 8.5 (1) Pro forma Building Solutions, Energy Services, and Investments results for the full second quarter of 2025. (2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees. (3) Amounts may not sum due to rounding. (4) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies. Reconciliation of Pro Forma (1) Non-GAAP Financial Measures Q2 2025 Pro Forma Adjusted Net Income (3) Pro Forma Per Diluted Share (3) Quarter Ended Quarter Ended June 30, 2025 June 30, 2025 Pro forma net income (1) $ 2.8 $ 0.74 Dividends on Series A perpetual preferred stock (0.7) (0.18) Pro forma net income attributable to common shareholders (1) 2.1 0.56 Intangible amortization from acquisitions 1.0 0.27 Unrealized (gain) / loss on equity securities — (0.01) Severance/non-recurring salary 0.4 0.12 Transaction costs related to mergers and acquisitions 1.1 0.29 Impairment of cost method investment 0.4 0.10 Loss / (gain) on equity method investment 0.2 0.06 Financing costs — 0.01 Other non-recurring expenses 0.2 0.06 Pro forma adjusted net income (2)(4) $ 5.4 $ 1.46

# Reconciliation of Pro Forma [1] Non-GAAP Financial Measures Q2 YTD 2025

| Pro Forma Q2 YTD 2025 | Building Solutions | Business Services | Energy Services | Investments | Corporate | Total [3] |
|---|---|---|---|---|---|---|
| Pro forma revenue, from external customers [1] | $ 32.5 | $ 67.4 | $ 5.9 | $ 0.3 | $ (0.3) | $ 105.8 |
| Pro forma gross profit [1] | $ 8.2 | $ 35.0 | $ 2.3 | $ 0.2 | $ (0.3) | $ 45.4 |
| Pro forma net loss attributable to common shareholders [1] | $ 0.2 | $ (0.8) | $ (0.3) | $ 4.8 | $ (5.6) | $ (1.6) |
| Dividends on Series A perpetual preferred stock | — | — | — | — | 1.2 | 1.2 |
| Pro forma net loss [1] | 0.2 | (0.8) | (0.3) | 4.8 | (4.4) | (0.5) |
| Provision for / (benefit from) income taxes | — | 0.4 | — | — | (1.8) | (1.4) |
| Interest expense / (income), net | 0.3 | 0.3 | 0.1 | (0.3) | (0.4) | — |
| Total depreciation and amortization | 2.0 | 0.5 | 0.6 | 0.1 | — | 3.3 |
| Pro forma EBITDA (loss) [2] | 2.5 | 0.5 | 0.4 | 4.6 | (6.6) | 1.4 |
| Foreign currency gain/loss | — | 0.3 | — | — | — | 0.3 |
| Corporate administrative charges | — | 0.7 | — | — | (0.7) | — |
| Other non-operating expense (income) | — | — | — | — | (0.1) | — |
| Stock-based compensation expense | — | 0.4 | — | — | 0.3 | 0.7 |
| Interest income | — | — | — | 0.6 | — | 0.6 |
| Unrealized (gain) loss on equity securities | — | — | — | 0.2 | — | 0.2 |
| Severance/non-recurring salary | — | 0.5 | — | — | — | 0.5 |
| Transaction costs related to mergers and acquisitions | — | — | 0.6 | — | 1.8 | 2.4 |
| Impairment of cost method investment | — | — | — | 0.4 | — | 0.4 |
| Loss (gain) on equity method investment | — | — | — | 0.5 | — | 0.5 |
| Financing costs | — | — | — | — | — | — |
| Other non-recurring expenses | — | — | — | — | 0.2 | 0.2 |
| Pro forma adjusted EBITDA (loss) [2] | $ 2.6 | $ 2.4 | $ 1.0 | $ 6.3 | $ (5.1) | $ 7.3 |

| | Pro Forma Adjusted Net Income [3] | Pro Forma Per Diluted Share [3] |
|---|---|---|
| | Year Ended | Year Ended |
| | June 30, 2025 | June 30, 2025 |
| Pro forma net loss [1] | $ (0.5) | $ (0.13) |
| Dividends on Series A perpetual preferred stock | (1.2) | (0.31) |
| Pro forma net loss attributable to common shareholders [1] | (1.6) | (0.44) |
| Intangible amortization from acquisitions | 2.0 | 0.53 |
| Unrealized (gain) / loss on equity securities | 0.2 | 0.05 |
| Severance/non-recurring salary | 0.5 | 0.13 |
| Transaction costs related to mergers and acquisitions | 2.4 | 0.65 |
| Impairment of cost method investment | 0.4 | 0.12 |
| Loss / (gain) on equity method investment | 0.5 | 0.13 |
| Financing costs | — | 0.01 |
| Other non-recurring expenses | 0.2 | 0.07 |
| Pro forma adjusted net income [2][4] | $ 4.6 | $ 1.24 |

(1) *Pro forma Building Solutions, Energy Services, and Investments results for the full first two quarters of 2025.* Alliance Drilling Tools was acquired by Star Operating Companies on March 3, 2025.

(2) *EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.*

(3) *Amounts may not sum due to rounding.*

(4) *Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.*

Star Equity Holdings

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